UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2009
DELTA PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-16203	84-1060803
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)
370 17th Street
Suite 4300
Denver, Colorado 80202
Registrant’s telephone number, including area code: (303) 293-9133
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On September 10, 2009, Delta Petroleum Corporation issued a press release acknowledging the abnormally high trading volumes in Delta’s common stock in recent days.
     On September 8, 2009, Delta received approval to drill four exploratory natural gas wells in the Columbia River Basin. These wells are contingent upon the success of the currently completing Gray 31-23 well. As previously announced by Delta, completion operations involving the Gray 31-23 have commenced and are continuing, but no determination has been made regarding the commerciality of the well.
     The information in this Item 7.01, including the information set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description

99.1	Delta Petroleum Corporation Press Release, dated September 10, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 10, 2009

Delta Petroleum Corporation
By:	/s/ Kevin K. Nanke
Kevin K. Nanke
Treasurer and Chief Financial Officer